INCOME TAXES	12 Months Ended
Mar. 31, 2011
INCOME TAXES

16. INCOME TAXES

Income before income taxes and income taxes for the years ended March 31, 2009, 2010 and 2011 are comprised of the following components:

	Years ended March 31,
	2009	2010	2011
	(Yen in millions)
Income before income taxes:
Domestic	¥31,735	¥28,477	¥112,374
Foreign	24,247	32,321	59,958

Total income before income taxes	¥55,982	¥60,798	¥172,332

Income taxes:
Current income taxes:
Domestic	¥11,603	¥17,213	¥21,297
Foreign	7,324	7,232	14,447

Total current income taxes	18,927	24,445	35,744

Deferred income taxes:
Domestic	4,901	(10,089)	11,892
Foreign	(1,049)	1,009	(5,422)

Total deferred income taxes	3,852	(9,080)	6,470

Total income taxes	¥22,779	¥15,365	¥42,214

In Japan, a company is subject to a number of taxes, based on income, which in the aggregate indicate normal statutory income tax rates for the years ended 2009, 2010 and 2011 of approximately 41.0%.

Reconciliations between the Japanese statutory income tax rate and Kyocera’s effective income tax rate for the years ended March 31, 2009, 2010 and 2011 are as follows:

	Years ended March 31,
	2009	2010	2011
Japanese statutory income tax rate	41.0%	41.0%	41.0%
Difference in statutory tax rates of foreign subsidiaries	(7.9)	(7.7)	(5.0)
Change in valuation allowance	10.5	(1.7)	(8.1)
Tax credit for research and development expenses	(1.9)	(4.4)	(2.1)
Tax refunds related to transfer pricing adjustments	(0.6)	(0.1)	(0.0)
Uncertainty in income taxes	(0.2)	(1.6)	(2.1)
Tax rate change*	0.0	—	—
Other	(0.2)	(0.2)	0.8

Effective income tax rate	40.7%	25.3%	24.5%

*	On April 1, 2009, income tax rates for companies was changed to 17.0% in Singapore, which had no material impact on the effective income tax rate in fiscal 2009.

The components of the deferred tax assets and deferred tax liabilities at March 31, 2010 and 2011 are as follows:

	March 31,
	2010	2011
	(Yen in millions)
Deferred tax assets:
Enterprise tax	¥1,409	¥1,603
Inventories	19,742	19,545
Provision for doubtful accounts and loss on bad debts	3,376	1,394
Accrued expenses	7,955	8,220
Employee benefits	24,060	24,828
Depreciation and amortization	37,837	37,432
Securities	9,403	2,459
Net operating losses and tax credit carry forwards	28,333	19,144
Liquidation of a foreign subsidiary	3,694	3,696
Other	3,849	4,291

Total gross deferred tax assets	139,658	122,612
Valuation allowance	(40,270)	(24,687)

Net deferred tax assets	¥99,388	¥97,925

Deferred tax liabilities:
Depreciation and amortization	¥9,005	¥10,942
Deduction of foreign branch losses	1,376	850
Securities	102,786	108,885
Prepaid benefit cost	6,823	5,301
Other	1,682	3,272

Total deferred tax liabilities	¥121,672	¥129,250

Net deferred tax liabilities	¥(22,284)	¥(31,325)

Net deferred tax assets and liabilities at March 31, 2010 and 2011 are reflected in the consolidated balance sheets under the following captions.

	March 31,
	2010	2011
	(Yen in millions)
Deferred income taxes—current assets	¥40,872	¥43,035
Other assets	12,488	17,087
Other current liabilities	(25)	(1,442)
Deferred income taxes—non-current liabilities	(75,619)	(90,005)

Net deferred tax liabilities	¥(22,284)	¥(31,325)

At March 31, 2011, Kyocera had net operating losses carried forward of approximately ¥64,586 million, which are available to offset future taxable income. Of these net operating losses carried forward, the amount of ¥10,757 million recorded at domestic subsidiaries will expire within next seven years, and the amount of approximately ¥11,915 million recorded at U.S. subsidiaries will expire within next 20 years. Certain other foreign subsidiaries have net operating losses carried forward totaling approximately ¥41,914 million of which most have no expiration date.

At March 31, 2011, Kyocera had tax credit carried forward of ¥4,167 million, which are available to offset future income taxes. Of these tax credit carried forward, the amount of ¥129 million recorded at domestic subsidiaries will expire within next two years and the amount of ¥1,196 million and ¥2,842 million recorded at U.S. subsidiaries will expire within 20 years and will be available without expiration, respectively.

Kyocera intends to reinvest certain undistributed earnings of foreign subsidiaries for an indefinite period of time. Therefore, no deferred tax liabilities have been provided on undistributed earnings of these subsidiaries, which are not expected to be remitted in the foreseeable future. Kyocera estimates this unrecognized deferred tax liabilities are ¥9,851 million at March 31, 2011. The undistributed earnings of these subsidiaries are ¥255,371 million at March 31, 2011.

Total gross deferred tax assets at March 31, 2010 and 2011 were reduced by valuation allowances of ¥40,270 million and ¥24,687 million, respectively. The decrease for the year ended March 31, 2011 was due mainly to a reversal of valuation allowance against deferred tax assets at certain subsidiaries with increasing realization of deferred tax assets triggered by a significantly improved operating results.

A reconciliation of the beginning and end amount of gross valuation allowance for deferred tax asset is as follows:

	March 31,
	2009	2010	2011
	(Yen in millions)
Balance at beginning of year	¥39,780	¥43,236	¥40,270
Increase	12,874	7,034	1,226
Decrease	(9,022)	(8,905)	(15,885)
Other*	(396)	(1,095)	(924)

Balance at end of year	¥43,236	¥40,270	¥24,687

*	Other consists mainly of foreign currency translation adjustments.

A reconciliation of the beginning and end amount of gross unrecognized tax benefits is as follows:

	March 31,
	2009	2010	2011
	(Yen in millions)
Balance at beginning of year	¥8,642	¥10,518	¥8,352
Increase—tax position in prior years	442	20	1,112
Increase—tax position in current year	2,269	1,800	1,936
Decrease—tax position in prior years	(835)	(1,634)	(2,517)
Settlements with taxing authorities	—	(2,336)	(2,002)
Lapse of statute of limitations	—	(16)	(7)

Balance at end of year	¥10,518	¥8,352	¥6,874

Gross unrecognized tax benefits on the consolidated balance sheets that if recognized would affect the effective tax rate are ¥8,352 million and ¥6,874 million, at March 31, 2010 and 2011, respectively. Kyocera expects that significant change in unrecognized tax benefits might occur within the next 12 months. However, Kyocera anticipates such change will not have significant impact on Kyocera’s consolidated results of operations and financial position.

Kyocera recorded interest and penalties related to unrecognized tax benefits as current income taxes in the consolidated statement of income in the amount of ¥71 million, ¥(226) million and ¥(92) million for the year ended March 31, 2009, 2010 and 2011, respectively, and as other non-current liabilities in the consolidated balance sheet in the amounts of ¥316 million and ¥217 million at March 31, 2010 and 2011, respectively. The above table excludes this accrual for estimated interest and penalties.

At March 31, 2011 Kyocera is subject to income tax examinations by tax authorities for the tax years 2004 and forward in Japan, and for the tax year 2008 and forward in the United States for its major jurisdictions.

On March 31, 2010, Kyocera Corporation received a notice of tax assessment based on transfer pricing adjustments from the Osaka Regional Tax Bureau stating that, in the Bureau’s judgment, allocation of profit earned from transfers of products between Kyocera Corporation and its overseas subsidiaries was not appropriate for the five years from the year ended March 31, 2004 through the year ended March 31, 2008. The notice indicated that resultant additional taxes, including local taxes, etc., amounted to ¥2,570 million.

Kyocera filed Advance Pricing Agreements (APAs) for Kyocera Corporation’s transaction with certain overseas subsidiaries to avoid potential income tax risk relating to transfer pricing. As a result of negotiations between governments, certain APAs reached settlements with taxing authorities and unrecognized tax benefits for the year ended March 31, 2011 decreased.